UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 31, 2010

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2530 Meridian Parkway, Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

(408) 200-3040

(Registrant’s telephone number, including area code)

611 Industrial Way

Eatontown, NJ 07724

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On June 7, 2010, EMRISE Electronics Corporation (“EEC”), a wholly-owned subsidiary of EMRISE Corporation (the “Company”), entered into a Stock Purchase Agreement by and among Aeroflex Incorporated (“Aeroflex”), as buyer, and EEC, as seller, relating to the sale of all of the issued and outstanding shares of common stock of Advanced Control Components, Inc. (“ACC”) and all of the issued and outstanding shares of common stock of Custom Components, Inc. (“CCI”) (the “Purchase Agreement”), which was subsequently assigned by Aeroflex to its subsidiary, Aeroflex/KDI, Inc.

On August 31, 2010, EEC completed the sale to Aeroflex/KDI, Inc. of all of the issued and outstanding shares of ACC and all of the issued and outstanding shares of common stock of CCI (the “Transaction”) pursuant to the Purchase Agreement.  At such time, as a condition to closing the Transaction, each of the officers and directors of ACC and CCI resigned from their roles at ACC and CCI and, following the Transaction, ACC will be renamed as Aeroflex Control Components and will remain in Eatontown, New Jersey.

At the closing of the Transaction, the Company received net proceeds, after closing costs, of $17.3 million.  The consideration for the Transaction consisted of an aggregate purchase price of $20 million in cash (the “Purchase Price”).  An amount equal to $800,000 was placed in a 12-month escrow account pursuant to an agreement between Aeroflex and EEC to satisfy any indemnification claims.  Following the 12-month escrow period, any unused funds in the account will be returned to the Company.  In addition, the following amounts were satisfied out of the Purchase Price:  (i) $10.6 million to the Company’s senior lender, which represents the aggregate amount of the indebtedness owed by EEC to the senior lender, which was satisfied by payment of $9.6 million in cash and by delivery of a two-year interest bearing note in the amount of $1 million described herein, and (ii) $3.1 million in cash and a $2.8 million, three-year interest bearing note, both in satisfaction of the deferred purchase price and contingent payments owed by EEC to certain of ACC’s previous shareholders, Charles S. Brand, Thomas P.M. Couse, Joanne Couse and Michael Gaffney (collectively, the “Former Shareholders”), as further described herein.  The Purchase Price was also adjusted by $800,000 based on the estimated level of adjusted net working capital of ACC at the closing of the Transaction, subject to final determination pursuant to the procedures set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2010 and incorporated herein by reference.

Credit Agreement with GVEC Resource IV Inc.

On November 30, 2007, the Company and certain of its subsidiaries (collectively with the Company’s subsidiaries that subsequently became party to the agreement pursuant to that certain Amendment 1 to Loan Documents dated August 20, 2008, the “Borrowers”) entered into a Credit Agreement with GVEC Resource IV Inc. (the “Lender”), an affiliate of Private Equity Management Group LLC (“PEM”), which Credit Agreement has been amended from time to time (as amended, the “Credit Agreement”).

The closing of the Transaction satisfies the Company’s obligations to the Lender under the Credit Agreement, as EEC and the Company used a portion of the net proceeds from the Transaction, or $9.6 million, to pay the obligations to its Lender pursuant to the Purchase Agreement, as previously described.  Specifically, net proceeds from the Transaction were used for payment in full of the Company’s revolver with its Lender and payment in full of the existing Term Loan B under the Credit Agreement.  Net proceeds were also used to reduce the existing Term Loan A under the Credit Agreement, to the principal amount of $1.0 million.  The new payment terms of the Term Loan A Note are set forth in an Amended and Restated Term Loan A Note (the “Note”) dated August 31, 2010 issued by the Borrowers in favor of the Lender.  The Note will be payable interest only on a monthly basis for the first 18 months, with equal monthly payments of principal plus interest due thereafter through maturity.  Interest on the Note will be payable at a rate of 12.5% per annum during the first 12 months and 15.5% per annum thereafter until paid in full, plus any applicable default rate or late fees.  All outstanding principal and accrued and unpaid interest on account of Term Loan A shall be due and payable on August 31, 2012.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

On August 31, 2010, also in connection with the Company’s satisfaction of certain of its obligation to its Lender, the Borrowers and the Lender entered into Amendment Number 16 to Loan Documents (“Amendment 16”), which amends the Credit Agreement as of such date.  Pursuant to Amendment 16, the Lender, among other things, (i) amended and restated the existing Term Loan A under the Credit Agreement, in a principal amount equal to $1.0 million, as evidenced by the Amended and Restated Term Loan A Note and further described herein, (ii) terminated and released all of the Lender’s security interests in the assets of ACC and CCI, (iii) provided its consent to the consummation of the transactions contemplated by a Master Agreement, dated June 7, 2010, by and among the Company, EEC, CXR Larus Corporation (“CXR Larus”), Pascall Electronics Limited (“Pascall”), XCEL Power Systems, Ltd. (“XCEL”), CXR Anderson Jacobson SAS, and the Former Shareholders (the “Master Agreement”), as further described below, (iv) modified certain covenants in the Credit Agreement and (v) provided for the execution and delivery of the Deeds of Priority in favor of Lloyds TSB Commercial Finance Limited (“Lloyds”) with respect to the credit facility provided by Lloyds to each of XCEL and Pascall, as further described below.

The foregoing description of Amendment 16 is qualified in its entirety by reference to the full text of Amendment 16, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Agreements with Former Shareholders of ACC

In connection with the Transaction, pursuant to the Master Agreement, EEC used a portion of the proceeds from the sale of ACC to pay approximately half of the approximately $6.6 million in secured debt owed to the Former Shareholders, which amounts were owed in connection with deferred purchase price obligations, contingent notes and other related payments.

The foregoing description of the Master Agreement is qualified in its entirety by reference to the full text of the Master Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2010 and incorporated herein by reference.

Also in connection with the Transaction, the Former Shareholders entered into an Amended and Restated Security Agreement as of August 31, 2010 by and among EEC, the Company, CXR Larus, Pascall and XCEL, and the Former Shareholders (the “Security Agreement”).  Pursuant to the Security Agreement, the Former Shareholders, who previously had a subordinated security interest in the assets and property of ACC, agreed to release their lien on such collateral and to accept a grant of a subordinated security interest and lien in and to all of the current and future assets and properties of CXR Larus, Pascall and XCEL (the “Substitute Collateral”).  In connection with their subordinated security interest and lien in the Substitute Collateral, the Former Shareholders’ subordinated secured contingent promissory notes which EEC issued in May 2008 and which were subsequently amended in November 2009, were each amended by Amendment No. 2, effective August 31, 2010 (the “Amended Subordinated Contingent Notes”) and were in the aggregate principal amount of approximately $1.9 million, with the exception of Mr. Gaffney’s subordinated secured contingent promissory note, which was paid in full and returned to EEC for cancellation. Interest on the Amended Subordinated Contingent Notes shall be payable quarterly, commencing October 1, 2010.  Principal payments shall be made quarterly, commencing October 1, 2012, in the aggregate amount of $239,766.33.  All outstanding principal and accrued and unpaid interest shall be due and payable on August 31, 2013; provided that if all of the outstanding stock of the Company or substantially all of the assets of the Company and its subsidiaries are sold in one transaction prior to August 31, 2013, such maturity date will be the closing of that transaction.

The foregoing description of the Security Agreement and the Amended Subordinated Contingent Notes are qualified in their entirety by reference to the full text of the Security Agreement and the Form of the Amended Subordinated Contingent Notes, respectively, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.4 and 10.5, respectively, and incorporated herein by reference.

Mr. Brand also accepted $450,000 worth of the Company’s common stock as partial payment on his Amended Subordinated Contingent Note pursuant to a Stock Issuance Agreement, dated August 31, 2010, by and between Mr. Brand and the Company (the “Stock Issuance Agreement”).  The Company issued to Mr. Brand 417,525 shares of Company common stock pursuant to the Stock Issuance Agreement, which was calculated using a per share price of $1.07778.  The per share price was determined by applying a 15% premium to $0.9372, the volume weighted average price of the shares from June 8, 2010 through June 10, 2010, as required by the Master Agreement.

The foregoing description of the Stock Issuance Agreement is qualified in its entirety by reference to the full text of the Stock Issuance Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated herein by reference.

Credit Facility with Lloyds TSB Commercial Finance Limited

On August 31, 2010, two of the Company’s UK subsidiaries, Pascall and XCEL, each entered into a Receivables Finance Agreement with Lloyds (each, a “Receivables Finance Agreement” and, collectively, the “Receivables Finance Agreements”), pursuant to which Lloyds agreed to provide to Pascall and XCEL a credit facility to support their UK operations in the aggregate principal amount of £2,750,000 ($4,265,350 based on the exchange rate on August 31, 2010), in each case at an advance rate of 85%, a discount charge of 2.5% above the base rate, and a service fee of 0.2%.  The Receivables Finance Agreement between Pascall and Lloyds is secured by the All Assets Debenture, dated August 31, 2010, Given by Pascall Electronics Limited in Favour of Lloyds TSB Commercial Finance Limited (the “Pascall Debenture”) and the Receivables Finance Agreement between XCEL and Lloyds is secured by the All Assets Debenture, dated August 31, 2010, Given by XCEL Power Systems Limited in Favour of Lloyds TSB Commercial Finance Limited (the “XCEL Debenture”).  The security interests given to Lloyds pursuant to the Pascall Debenture and the XCEL Debenture are senior to the security interests of both PEM and the Former Shareholders.

The foregoing descriptions of the Receivables Finance Agreement between Pascall and Lloyds, the Receivables Finance Agreement between XCEL and Lloyds, the Pascall Debenture and the XCEL Debenture are qualified in their entirety by reference to the full text of each such agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.7, 10.8, 10.9 and 10.10, respectively.

Warrant Purchase Agreement

On August 31, 2010, the Company also closed on a transaction with PEM involving the purchase from PEM of two warrants for an aggregate purchase price of $100,000, each warrant representing the right to purchase 387,879 shares of common stock of the Company and which were originally issued by the Company to PEM on November 30, 2007 and amended and restated on February 12, 2009, pursuant to a Warrant Purchase Agreement by and among the Company and PEM (the “Warrant Purchase Agreement”) that was entered into on August 30, 2010.

The foregoing description of the Warrant Purchase Agreement is qualified in its entirety by reference to the full text of the Warrant Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.11 and incorporated herein by reference.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

As described in Item 1.01 of this Current Report on Form 8-K, on August 31, 2010, EEC completed the previously announced Transaction and sold all of the issued and outstanding shares of common stock of ACC and all of the issued and outstanding shares of common stock of CCI to Aeroflex/KDI, Inc. pursuant to the Purchase Agreement.  Information regarding the Transaction included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the headings “Credit Agreement with GVEC Resource IV Inc.,” “Agreements with Former Shareholders of ACC,” and “Credit Facility with Lloyds TSB Commercial Finance Limited” is incorporated by reference into this Item 2.03.

Item 3.02               Unregistered Sales of Equity Securities.

As described in Item 1.01, on August 31, 2010, pursuant to the Master Agreement and the Stock Issuance Agreement, the Company issued 417,525 shares of Company common stock to Charles S. Brand, a former shareholder of ACC, in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The shares were issued as partial payment on a contingent note, reducing the principal by $450,000, and with no cash consideration.  The information in Item 1.01 under the heading “Agreements with Former Shareholders of ACC” is incorporated by reference into this Item 3.02.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 1, 2010, the employment of D. John Donovan, former Chief Financial Officer, was terminated by mutual agreement as part of a realignment of the Company’s corporate finance personnel in connection with the significant changes to the Company caused by the sale of ACC and other divisions of the Company, including RO Associates, the Digitran division of EEC, and XCEL Japan, Ltd.  On August 31, 2010, the Company and Mr. Donovan entered into a Separation and Release Agreement pursuant to which the Company agreed to pay Mr. Donovan (i) a lump sum of $417,311 in termination payments, as required by Mr. Donovan’s employment agreement and (ii) four equal monthly payments of $5,412.50 for health, dental and life insurance coverage.  In addition, the Company agreed to pay Mr. Donovan 100% of his current compensation through August 31, 2010, plus all unused vacation days and floating holidays, to reimburse Mr. Donovan for all business related expenses incurred through August 31, 2010, and to provide Mr. Donovan and his family with continuing health and dental insurance coverage through September 30, 2010 at its expense.  These payments are considered payment in full of all obligations of the Company to Mr. Donovan.  In connection with this arrangement, Mr. Donovan will also enter into a future consulting agreement with the Company, a form of which is attached as Schedule A to Mr. Donovan’s Separation and Release Agreement.  In exchange, Mr. Donovan and the Company released each other from all general claims and Mr. Donovan waived any right to receive a change in control payment pursuant to his employment agreement.  Additionally, Mr. Donovan has resigned as Secretary and Treasurer of the Company and from all other board and officer positions that he formerly held at the Company’s subsidiaries.

The foregoing description of the Separation and Release Agreement is qualified in its entirety by reference to the full text of the Form of Separation and Release Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.12 and incorporated herein by reference.

As of September 1, 2010, the Company promoted Brandi L. Festa, 40, to the position of Director of Finance and Administration and Principal Accounting Officer, Secretary and Treasurer.  As a result of this promotion, Ms. Festa will receive annual compensation in the amount of $160,000 and entered into a six-month severance agreement.  Ms. Festa joined the Company as Corporate Controller in May 2007 and her duties have included handling reporting to the U.S. Securities and Exchange Commission (the “SEC”), accounting functions and assisting in managing the Company’s treasury functions.  In her new role, Ms. Festa will assume the duties of D. John Donovan, the Company’s former Chief Financial Officer.

Prior to joining the Company, Ms. Festa was Assistant Controller from January 2005 to May 2007 for Stater Bros. Markets, a full service supermarket chain in Southern California, where she was responsible for accounting functions, SEC reporting, Sarbanes-Oxley Act compliance, and the assistance of the treasurer’s duties.  From June 2001 to June 2004, Ms. Festa was Director of Financial Reporting for Watson Pharmaceuticals, a publicly-traded specialty pharmaceutical company, where she was responsible for SEC reporting, corporate accounting and financial reporting, Sarbanes-Oxley Act compliance and various treasury activities.  Ms. Festa began her career at Ernst & Young, where she was responsible for auditing functions and became a senior auditor, primarily responsible for auditing small to mid-size, growing, entrepreneurial manufacturing companies.

Item 8.01               Other Events.

On September 1, 2010, the Company issued a press release relating to the completion of the sale of ACC.  On September 2, 2010, the Company also issued a press release regarding the promotion of Brandi L. Festa to the position of Director of Finance and Administration and Principal Accounting Officer, Secretary and Treasurer.

Copies of the Company’s press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(b)           Pro forma financial information.

The preliminary unaudited consolidated financial statements giving effect to the terms of the Purchase Agreement for the Transaction, the repayment of a majority of the Company’s debt obligations and the issuance of stock are based on the unaudited consolidated statements of operations of ACC and the consolidated financial statements for the quarters ended June 30, 2010 and 2009.  Such preliminary unaudited consolidated financial statements and the notes thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)           Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated June 7, 2010, by and among Aeroflex Incorporated and EMRISE Electronics Corporation.(1)**

10.1	Amended and Restated Term Loan A Note, dated August 31, 2010, executed by EMRISE Corporation, EMRISE Electronics Corporation, and CXR Larus Corporation in favor of GVEC Resource IV Inc.*

10.2

Amendment Number 16 to Loan Documents dated as of August 31, 2010 by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, Advanced Control Components, Inc., Custom Components, Inc., GVEC Resources IV Inc. and Private Equity Management Group LLC.*

10.3

Master Agreement, dated June 7, 2010, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, Pascall Electronics Limited, XCEL Power Systems, Ltd., CXR Anderson Jacobson SAS, Charles S. Brand, Thomas P.M. Couse, Joanne Couse and Michael Gaffney.(2)

10.4

Amended and Restated Security Agreement, dated August 31, 2010, by and among EMRISE Electronics Corporation, EMRISE Corporation, CXR Larus Corporation, Pascall Electronics Limited, XCEL Power Systems, Ltd., Charles S. Brand, Thomas P.M. Couse and Joanne Couse.*

10.5	Form of Amendment No. 2 to Subordinated Contingent Secured Promissory Notes issued by EMRISE Electronics Corporation, Charles S. Brand, Thomas P.M. Couse, and Joanne Couse.*

10.6	Stock Issuance Agreement, dated August 31, 2010, by and between Charles Brand and EMRISE Corporation.*

10.7	Form of Receivables Finance Agreement, dated August 31, 2010, between Lloyds TSB Commercial Finance Limited and Pascall Electronics Limited.*

10.8	Form of Receivables Finance Agreement, dated August 31, 2010, between Lloyds TSB Commercial Finance Limited and XCEL Power Systems Limited.*

10.9	Form of All Assets Debenture Given by Pascall Electronics Limited in Favour of Lloyds TSB Commercial Finance Limited.*

10.10	Form of All Assets Debenture Given by XCEL Power Systems Limited in Favour of Lloyds TSB Commercial Finance Limited.*

10.11	Warrant Purchase Agreement, dated August 30, 2010, by and among EMRISE Corporation and Private Equity Management Group, LLC.*

10.12	Form of Separation and Release Agreement, dated August 31, 2010, by and between EMRISE Corporation and D. John Donovan.*

99.1	Press Release issued by the Company regarding the completion of the sale of Advanced Control Components, Inc. to Aeroflex Incorporated, dated September 1, 2010.*

99.2

Press Release issued by the Company regarding the promotion of Brandi L. Festa as Director of Finance and Administration and Principal Accounting Officer, Secretary and Treasurer, dated September 2, 2010.*

99.3	Preliminary unaudited pro forma financial statements for the quarters ended June 30, 2010 and 2009 and the notes thereto.*

* Filed herewith.

** Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.

(1) Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 11, 2010.

(2) Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2010		EMRISE CORPORATION

	By:	/s/ Brandi L. Festa
Brandi L. Festa
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated June 7, 2010, by and among Aeroflex Incorporated and EMRISE Electronics Corporation.(1)**

10.1	Amended and Restated Term Loan A Note, dated August 31, 2010, executed by EMRISE Corporation, EMRISE Electronics Corporation, and CXR Larus Corporation in favor of GVEC Resource IV Inc.*

10.2

Amendment Number 16 to Loan Documents dated as of August 31, 2010 by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, Advanced Control Components, Inc., Custom Components, Inc., GVEC Resources IV Inc. and Private Equity Management Group LLC.*

10.3

Master Agreement, dated June 7, 2010, by and among EMRISE Corporation, EMRISE Electronics Corporation, CXR Larus Corporation, Pascall Electronics Limited, XCEL Power Systems, Ltd., CXR Anderson Jacobson SAS, Charles S. Brand, Thomas P.M. Couse, Joanne Couse and Michael Gaffney.(2)

10.4

Amended and Restated Security Agreement, dated August 31, 2010, by and among EMRISE Electronics Corporation, EMRISE Corporation, CXR Larus Corporation, Pascall Electronics Limited, XCEL Power Systems, Ltd., Charles S. Brand, Thomas P.M. Couse and Joanne Couse.*

10.5	Form of Amendment No. 2 to Subordinated Contingent Secured Promissory Notes issued by EMRISE Electronics Corporation, Charles S. Brand, Thomas P.M. Couse, and Joanne Couse.*

10.6	Stock Issuance Agreement, dated August 31, 2010, by and between Charles Brand and EMRISE Corporation.*

10.7	Form of Receivables Finance Agreement, dated August 31, 2010, between Lloyds TSB Commercial Finance Limited and Pascall Electronics Limited.*

10.8	Form of Receivables Finance Agreement, dated August 31, 2010, between Lloyds TSB Commercial Finance Limited and XCEL Power Systems Limited.*

10.9	Form of All Assets Debenture Given by Pascall Electronics Limited in Favour of Lloyds TSB Commercial Finance Limited.*

10.10	Form of All Assets Debenture Given by XCEL Power Systems Limited in Favour of Lloyds TSB Commercial Finance Limited.*

10.11	Warrant Purchase Agreement, dated August 30, 2010, by and among EMRISE Corporation and Private Equity Management Group, LLC.*

10.12	Form of Separation and Release Agreement, dated August 31, 2010, by and between EMRISE Corporation and D. John Donovan.*

99.1	Press Release issued by the Company regarding the completion of the sale of Advanced Control Components, Inc. to Aeroflex Incorporated, dated September 1, 2010.*

99.2

Press Release issued by the Company regarding the promotion of Brandi L. Festa as Director of Finance and Administration and Principal Accounting Officer, Secretary and Treasurer, dated September 2, 2010.*

99.3	Preliminary unaudited pro forma financial statements for the quarters ended June 30, 2010 and 2009 and the notes thereto.*

* Filed herewith.

** Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.

(1) Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 11, 2010.

(2) Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 11, 2010.